Exhibit 10 (B)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                             1998 Stock Option Plan

1.    Purpose

      The purpose of the Peapack-Gladstone Financial Corporation's (the "Corporation") 1998 Stock Option Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Corporation, upon whose judgment, initiative and efforts the successful conduct of the business of the Corporation largely depends, with additional incentive to perform in superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Corporation.

2.    Definitions

      A. Board of Directors or Board: means the board of directors of the Corporation.

      B. Change in Control: for purposes of this Plan, a Change in Control of the Company shall mean an event of a nature that; (1) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
            Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (2) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) filing is made for regulatory approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the resulting entity or such plan, merger consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company shall be distributed; or (5) a tender offer is made for 25% or more of the voting securities of the Company.

      C. Committee: means a committee consisting of those members of the Compensation Committee of the Board of Directors who are non-employee members of the Board of Directors, all of whom are (i) "disinterested directors" as such term is defined under Rule 16b-3 ("Rule 16b-3") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), as promulgated by the Securities and Exchange Commission and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, subject to any transition rules applicable to the definition of outside director.

      D.    Date of Grant: means the date an Option is granted by the Committee.

      E. Disability: means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

      F. Fair Market Value: for purposes of the 1998 Stock Option Plan when used in connection with Common Stock on a certain date, Fair Market Value means the average of the high and low prices of known trades of the Common Stock on the relevant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon.

      G. Incentive Stock Option: means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

      H. Non-qualified Stock Option: means an Option granted by the Committee to a Participant and which is not designated by the Committee as an Incentive Stock Option.

      I. Normal Retirement: means retirement at the normal or early retirement date as set forth in any tax-qualified retirement/pension plan of the Company.

      J. Option: means the grant of Incentive Stock Options or Non-qualified Stock Options granted under Section 7 or Section 8.

      K. Participant: means an employee of the Company or its affiliates chosen by the Committee to participate in the Plan.

      L. Plan Year(s): means the part of the year beginning with the date the plan is approved by a majority of the shareholders and ending on December 31, 1998, and calendar years thereafter.

      M. Termination for Cause: means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

3.    Administration

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make determinations and interpretations in connection with the Plan it sees as necessary or advisable. All awards to the proxy executives shall be approved in writing by the Committee. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and successors in interest.

4.    Types of Awards

      Awards under the Plan may be granted in any one or a combination of:

      (a)   Non-qualified Stock Options;

      (b)   Incentive Stock Options; and

      as defined below in paragraphs 7 and 8 of the Plan.

5.    Stock Subject to the Plan

      Subject to adjustment as provided in Section 14, the maximum number of shares reserved for purchase pursuant to the exercise of options granted under the Plan shall not exceed 65,000 of the shares of Common Stock of the Company, no par value per share, subject to adjustments pursuant to this Section 5. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. No more than 6,500 shares may be granted to any one individual under this Plan in any one year, subject to adjustment as provided in Section 14. Shares subject to any unexercised portion of a terminated, canceled or expired option granted hereunder, and pursuant to which a Participant never acquired benefits of ownership, including payment of a stock dividend (but excluding voting rights), may again be subjected to grant and awards under the Plan.

6.    Eligibility

      Officers and other employees of the Company shall be eligible to receive Incentive Stock Options and Non-qualified Stock Options under the Plan. Directors who are not employees or officers of the Company shall not be eligible to receive Options under the Plan.

7.    Non-qualified Stock Options

      7.1   Grant of Non-qualified Stock Options.

      The Committee may, from time to time, grant Non-qualified Stock Options to eligible employees and, upon such terms and conditions as the Committee may determine, grant Non-qualified options in exchange for and upon surrender of previously granted Options under this Plan. Non-qualified Stock Options granted under this Plan are subject to the following terms and conditions.

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-qualified Stock Option shall determined by the Committee on the date the option is granted. The purchase price shall not be less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant and in no event below the par value of the Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(i).

      (b) Terms of Options. The terms during which each Non-qualified Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-qualified Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-qualified Stock Option shall become exercisable and may provide that a Non-qualified Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-qualified Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, all Non-qualified Stock Options shall become immediately exercisable.

      (c) Termination of Employment. Unless otherwise determined by the Committee at the time a Stock Option is granted, upon the termination of a Participant's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Participant's Non-qualified Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three years following termination. Notwithstanding any provision set forth herein or contained in any Agreement relating to the award of a Stock Option, in the event of Termination for Cause, all rights under the Participant's Non-qualified Stock Options shall expire upon termination. Unless otherwise determined by the Committee at the time a Stock Option is granted, in the event of the death, Disability, termination due to Change in Control or Normal Retirement of any Participant, all Non-qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or successors in interest of the Participant for three years or such longer period as determined by the Committee following the date of the Participant's death, Normal Retirement or cessation of employment due to Disability or Change in Control, provided that in no event shall the period extend beyond the expiration of the Non-qualified Stock Option term.

8.    Incentive Stock Options

      8.1   Grant of Incentive Stock Options.

      The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant and in no event below the par value of the Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Options shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(i).

      (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations, if any) shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section
            8.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-qualified Option.

      (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Options be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock is granted to any employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 425(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it is granted.

            The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. In the event of a Change in Control of the Company, all Incentive Stock Options shall become immediately exercisable.

      (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately purchasable by the Participant at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

            In the event of death or Disability of any employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries for three years following the date of the Participant's death or cessation of employment due to Disability. Upon termination of the Participant's service due to Normal Retirement, or a Change in Control, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable for a period of three months following the date of Participant's cessation of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (e) Compliance with Code. The options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of Section 4212 of the Code, but the Company makes no warranty as to the qualifications of any option as an incentive stock options within the meaning of Section 422 of the Code.

9.    Surrender Option

      In the event of a Participant's termination of employment as a result of death, disability or Normal Retirement, the Participant (or the Participant's legal representative or successor(s) in interest) may, in a form acceptable to the Committee make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the option on the Date of Grant. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall cease to be exercisable.

10.   Rights of a Shareholder: Nontransferablility

      No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-qualified and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Option granted confers on any person any right to continue in the employ of the Company or to continue to perform services for the Company or interferes in any way with the right of the Company to terminate a Participant's services as an officer or other employee at any time.

      No Option under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

11.   Rights of a Shareholder: Transferability.

      No Option under the Plan shall be transferable or assignable, or payable to or exercisable by, anyone other than the Participant to whom it was granted, except (i) by will or by the laws of descent and distribution,
      (ii) as a result of the disability of a Participant or (iii) that the Committee (in the form of an Option Agreement or otherwise) may permit transfers of Options by gift or otherwise to a member of a Participant's immediate family and/or trusts whose beneficiaries are members of the Participant's immediate family, or to such other persons or entities as may be approved by the Committee. Notwithstanding the foregoing, in no event shall Incentive Stock Options be transferable or assignable other than by will or by the laws of descent and distribution.

12.   Agreement with Grantees

      Each grant of Options, will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Options including the date of grant, the purchase price if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.   Designation of Beneficiary

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Options to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.   Dilution and other Adjustments

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such proportionate adjustments to previously granted Options, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) proportionate adjustments in the aggregate number of kind of shares of Common Stock which may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Options already granted under the Plan;

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-qualified Stock Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Options.

15.   Tax Withholding

      There shall be deducted from each distribution of cash and/or Common Stock under the Plan the amount required by any governmental authority to be withheld for income tax purposes.

16.   Amendment of the Plan

      The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect subject to obtaining any shareholder approval required by applicable New Jersey and Federal banking law; provided further that if it has been determined to continue to qualify the Plan under Rule 16b-3, shareholder approval shall be required for any such modification or amendment is required in order to qualify under 16B-3, including any modifications or amendments which:

      (a) increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 13 hereof);

      (b) reduces the exercise price at which Options may be granted (subject, however, to the provisions of Section 13 hereof):

      (c) extends the period during which Options may be granted or exercised beyond the times originally prescribed; or

      (d)   changes the persons eligible to participate in the Plan.

      Failure to ratify or approve amendments or modifications to subsections
      (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

      No such termination, modification or amendment may affect the rights of a Participant under an outstanding Option.

17.   Effective Date of Plan

      This Plan was approved by the Board of Directors on February 12, 1998 and, subject to first obtaining approval at the 1998 Annual Meeting of the Shareholders of the Company by the affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote at the 1998 Annual Meeting.

18.   Termination of the Plan

      The right to grant Options under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Option.

19.   Applicable Law

      The Plan will be administered in accordance with the laws of the State of New Jersey and applicable Federal law.

20.   Compliance with Section 16

      If this Plan is qualified under Rule 16b-3, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
                  1998 Stock Option Plan for Outside Directors, as amended and restated as of January 1, 2001

--------------------------------------------------------------------------------

1.    Purpose

      The purpose of the Peapack-Gladstone Corporation (the "Company") 1998 Stock Option Plan for Outside Directors (the "Directors' Option Plan" or the "Plan") is to promote the growth and profitability of the Company by providing Outside Directors of the Company with an incentive to achieve long-term objectives of the Company and to attract and retain non-employee directors of outstanding competence by providing such Outside Directors with an opportunity to acquire an equity interest in the Company.

2.    Grant of Options

      (a) The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall consist solely of two or more Non-Employee Directors, as such term is defined in Rule 16b-3(b)(3) of the Exchange Act. The Committee may, from time to time, recommend the grant of options to the Outside Directors (for purposes of this Directors' Option Plan, the term "Outside Director" shall mean a member of the Board of Directors of the Company not also serving as an employee of the Company) under this Plan in such numbers and upon such terms as it deems appropriate, but all grants must be approved by the Company's Board of Directors.

      (b) Option Price. The purchase price per share of the Common Stock deliverable upon exercise of such option shall equal the Fair Market Value of the Common Stock on the date of the grant of this option as determined under paragraph (d) of this Section 2 and in no event below the par value of the Common Stock on the Date of Grant.

      (c) Ineligibility. An option under the Directors' Option Plan shall not be granted to any Outside Director who at any previous time was an employee of the Company and in such capacity was eligible to receive any options to purchase Common Stock.

      (d) Fair Market Value. For purposes of the Directors' Option Plan, when used in connection with Common Stock on a certain date, Fair Market Value means the average of the high and low prices of known trades of the Common Stock on the relevant date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon.

3.    Terms and Conditions

      (a) Option Agreement. Each option shall be evidenced by a written option agreement between the Company and the recipient specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

      (b) Vesting. Each option granted pursuant to Section 2(a) hereof shall become exercisable in five annual installments of twenty percent (20%). The first installment of options granted pursuant to Section 2(a) shall vest one year from the date of grant and the remaining four annual installments will vest on successive anniversary dates, but only if the optionee continues to serve as an Outside Director at such applicable vesting date, unless otherwise provided in this Plan.

      (c) Manner of Exercise. The option when exercisable may be exercised from time to time in whole or in part, by delivering a written notice of exercise to the President of the Company signed by the recipient. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined in Section 2(b) hereof) in cash or shares of previously acquired common stock of the Company at the Fair Market Value of such shares determined on the exercise date by the manner described in
      Section 2(d) above.

      (d) Transferability. Each option granted hereby may be exercised only by the recipient to whom it is issued, or in the event of the Outside Director's death, his or her legal representative or successor(s) in interest pursuant to the terms of section 3(e) hereof.

      (e) Termination of Service. Upon the termination of a recipient's service for any reason other than disability, Change in Control, death or removal for cause, the participant's stock options shall be exercisable only as to those shares which were immediately purchasable by the recipient at the date of termination. In the event of death or disability of any recipient, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable by the recipient or the recipient's legal representatives or beneficiaries. Upon termination of the recipient's service due to a Change in Control, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable. However, shares of Common Stock acquired through the exercise of options granted under Section 2 may not be sold or otherwise disposed of for a period of one year from the Date of Grant of the option. For purposes of this plan the following terms are defined:

            (i) "Change in Control" for purposes of this Plan, a "Change in Control" of the Company shall mean an event of a nature that; (1) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not now presently but becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities except for any securities purchased by any tax-qualified employee benefit plan of the Company; or (2) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (2), considered as though he were a member of the Incumbent Board; or (3) filing is made for regulator approval to implement a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs in which the Company is not the resulting entity or such plan, merger, consolidation, sale or similar transaction occurs; or (4) a proxy statement soliciting proxies from shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Company shall be distributed; or (5) a tender offer is made for 25% or more of the voting securities of the Company.

            (ii) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Outside Director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime.

      (f) Termination of Option. Each option shall expire upon the earlier of
      (i) one hundred and twenty (120) months following the date of grant, or
      (ii) three (3) years following the date on which the Outside Director ceases to serve in such capacity for any reason other than removal for cause. If the Outside Director dies before fully exercising any portion of an option then exercisable, such option may be exercised by such Outside Director's beneficiary, personal representative(s), heir(s) or devisee(s) at any time within the three (3) year period following his or her death; provided, however, that in no event shall the option be exercisable more than one hundred and twenty (120) months after the date of its grant. If the Outside Director is removed for cause, all options awarded to him shall expire upon such removal.

4.    Common Stock Subject to the Directors' Option Plan

      The shares which shall be issued and delivered upon exercise of options granted under the Directors' Option Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under the Directors' Option Plan shall not exceed 35,000 shares of the Common Stock of the Company, no par value per share, subject to adjustments pursuant to this Section 4. Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, shall again be available for issuance under the Directors' Option Plan.

      In the event of any change or changes in the outstanding Common Stock of the Company by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the number of shares of Common Stock which may be issued under the Directors' Option Plan, the number of shares of Common Stock to options granted under this Directors' Option Plan and the option price of such options, shall be automatically and proportionately adjusted to prevent dilution or enlargement of the rights granted to recipient under the Directors' Option Plan.

5.    Effective Date of the Plan; Shareholder Ratification

      This Plan was approved by the Board of Directors on February 12, 1998 and, subject to first obtaining approval at the 1998 Annual Meeting of Shareholders of the Company by the affirmative vote of at least 66 2/3% of the shares of Common Stock of the Company entitled to vote at the 1998 Annual Meeting, when accepted by the New Jersey Department of Banking. This Plan is amended and restated effective as of January 1, 2001.

6.    Termination of the Plan

      The right to grant options under the Directors' Option Plan will terminate automatically upon the earlier of ten years after the Effective Date of the Plan or the issuance of 35,000 shares of Common Stock (the maximum number of shares of Common Stock reserved for under this Plan) subject to adjustment pursuant to Section 4 hereof.

7.    Amendment of the Plan

      The Directors' Option Plan may be amended from time to time by the Board of Directors of the Company provided that Section 2 and 3 hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as provided in Section 4 hereof, rights and obligations under any option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If the Directors' Option Plan is subject to 17 C.F.R. ss.240.16(b)-3 ("Rule 16(b)-3") of the rules and regulations promulgated under the Securities Exchange Act of 1934 and an amendment would require shareholder approval under such Rule 16(b)-3 or as otherwise may be required under applicable New Jersey and federal banking law, then subject to the discretion of the Board of Directors of the Company, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

8.    Applicable Law

      The Plan will be administered in accordance with the laws of the State of New Jersey and applicable federal law.

9.    Compliance with Section 16

      If this Plan is qualified under Rule 16b-3, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan fails to so comply, such provision shall be deemed null and void, to the extent permitted by law.